UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2006

Brush Engineered Materials Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2006, the Board of Directors of Brush Engineered Materials Inc. (the "Company") adapted two new equity compensation plans, subject to approval of shareholders: the 2006 Stock Incentive Plan (the "2006 Plan") and the 2006 Non-employee Director Equity Plan (the "Director Plan"). Both of these plans are to be submitted to the shareholders of the Company for approval at the Annual Meeting on May 2, 2006. Additional compensation actions were taken on the same date as follows:

GRANT OF PERFORMANCE RESTRICTED SHARES AND PERFORMANCE SHARES

Pursuant to the 2006 Plan, the Organization and Compensation Committee of the Board awarded the following Performance Restricted Shares and Performance Shares, contingent upon shareholder approval, which will be earned if specified levels of cumulative operating profit over three years are achieved.

Richard J. Hipple, President and COO - 29,121 and 14,560 shares, respectively;
John D. Grampa, VP Finance and CFO - 10,127 and 5,063 shares, respectively;
Daniel A. Skoch, Senior VP Administration - 10, 127 and 5,063 shares, respectively.

INCREASE IN DIRECTORS' COMPENSATION

The Director Plan, pursuant to the recommendation of the Governance Committee of the Board of the Directors, provides for an annual award of $45,000 worth of restricted stock units to each non-employee director. If the Director Plan is approved at the Annual Meeting, the first such award will become effective on May 3, 2006, the day after the Annual Meeting. This award will replace the annual awards of stock options (2,000 shares) and deferred shares (500 shares) currently in effect. The Governance Committee took the following additional actions on March 7, 2006:

(1) The fees to non-employee directors will increase to $45,000 per year for their annual retainer. Prior year's annual fees were a total of $40,250; a combination of an annual retainer of $16,500 and a meeting fee of $23,750;
(2) An annual fee payable to the Lead Independent Director of the Board in the amount of $15,000 was established;
(3) An annual fee for the non-chair members of the Audit Committee in the amount of $5,000 annually was established. The annual fee to the Chairman of the Audit committee will increase to $10,000 from $8,000;
(4) the chairmen of all committees, with the exception of the Audit Committee, will receive an increase to $5,000 from $4,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.

March 13, 2006	By:	Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary